UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

AGASSI SPORTS ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24970	88-0203976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 N. Town Center Dr #160 Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

                As previously reported by Agassi Sports Entertainment Corp. (the “Company”, “we” and “us”) in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 5, 2026, on June 1, 2026, in connection with certain subscription agreements entered into with investors in the Company’s private offering pursuant to Rule 506(b) of the Securities Act of 1933, as amended, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the investors. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement to register the resale of the shares of common stock sold to the investors in the private offering, on or before the first business day following 45 days after the first sale of shares in the offering (i.e., May 22, 2026, which required filing date was July 6, 2026)(the “Required Filing Date”), and to use commercially reasonable efforts to cause such registration statement to be declared effective as promptly as possible thereafter.

                On and effective on June 29, 2026, the Company entered into a First Amendment to Registration Rights Agreement (the “First Amendment”) with investors holding a majority in interest of the shares sold in the offering, pursuant to which the parties amended the Registration Rights Agreement to extend the Required Filing Date to July 31, 2026.

                The foregoing summary of the Registration Rights Agreement and First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement and First Amendment, included herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1

Form of Agassi Sports Entertainment Corp. Registration Rights Agreement (May/June 2026 Offering)(Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 5, 2026, and incorporated by reference herein)

10.2*	First Amendment to Registration Rights Agreement dated June 29, 2026, by and between Agassi Sports Entertainment Corp. and the Purchasers Party thereto
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agassi Sports Entertainment Corp.

	By:	/s/ Ronald S. Boreta
Date: July 2, 2026	Name:	Ronald S. Boreta
	Title:	Chief Executive Officer